                               VACATION PLAN AGREEMENT

                                  EPIC VACATION CLUB


     This VACATION PLAN AGREEMENT ("Agreement") is dated for reference purposes _________, 1998 by and between EPIC RESORTS, LLC, a Delaware Limited Liability Company on behalf of itself and its affiliates and subsidiaries (collectively "Declarant"), and EPIC VACATION CLUB, a Delaware Nonprofit Corporation ("Club").

1:   ASSERTIONS.  Each of the following constitutes a material provision of this
Agreement.

     1.1 DECLARANT. Declarant has acquired and will acquire, directly or through its affiliates and subsidiaries, by purchase agreement, deed, or lease, an equitable, legal or leasehold interest in dwelling "Units" and appurtenances thereto ("Property") in condominiums, planned developments, apartments, or resort hotels or in the form of motor homes, houseboats or recreational vehicles, which will be subjected to a Declaration of Vacation Ownership Plan ("Declaration"). Declarant proposes to transfer or direct transfer of such Property to Club.

     1.2 CLUB. Club is an association of its Members and the owner or lessee of the various Property to be available to its Members for resort and recreational use under the Governing Documents.

     1.3 MEMBERSHIPS. Memberships in Club, measured in Points, will be issued initially and sold by Declarant to the general public based on the number of days Property is available for use. A Membership is in perpetuity or has a prescribed term of years, and constitutes a vacation easement, which means a right to use and occupy Units available through Club from time to time, and furnishings and amenities thereof, according to the Reservation Rules, and an easement to use, enjoy and occupy recreational facilities according to the Reservation Rules (individually and collectively "Resorts").

     1.4 DEFINITIONS. Unless the context otherwise requires, the Definitions set forth in the DECLARATION OF VACATION OWNERSHIP PLAN (EPIC VACATION CLUB - __________) as may be amended from time to time ("Declaration"), are hereby adopted as the definitions herein. The Declaration was recorded _____________, 19___, in Microfilm Volume ____, Page
_____, Official Records, _______________, _____.   A substantially similar
Declaration shall be recorded in each county, and shall describe each Resort, where the Club owns or leases real property subject to the Vacation Ownership Plan. The provisions of recorded Declarations shall have priority over this Agreement, and inconsistent provisions among various Declarations shall be resolved in favor of the most restrictive provision on the Club or Declarant and/or the most favorable provision for protecting the Members.

     1.5 GOVERNING DOCUMENTS. The Vacation Ownership Plan is governed by and subject to the recorded Declaration for each Property, the Articles, Bylaws and Rules of the Club, and the disclosure documents issued or approved by the various jurisdictions in which Memberships are sold. The relationship between the Declarant and the Club is governed by this

Agreement, the Management Agreement dated December 1, 1998, and the
Reimbursement Agreement dated December       , 1998.

     1.6  CONTENTS.


1:   ASSERTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.1  Declarant. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2  Club . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.3  Memberships. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.4  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.5  Governing Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.6  Contents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

2:   PROPERTY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.1  Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.2  Future Phases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.3  Club . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.4  Right of Entry . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

3:   CONSIDERATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     3.1  Declaration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     3.2  Exclusive Marketing Rights . . . . . . . . . . . . . . . . . . . . . . . .4
     3.3  Proceeds of Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     3.4  Bonus Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     3.5  Membership Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . .4

4:   SECURITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

5:   ACQUISITION OF PROPERTY . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.1  Nondisturbance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.2  Not Lost to Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.3  Tenancy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.4  Replacement Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.5  Subordination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

6:   GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.1  Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.2  Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.3  Arbitration of Disputes. . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.4  Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.5  Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.6  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.7  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.8  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.9  Hold Harmless and Indemnity. . . . . . . . . . . . . . . . . . . . . . . .6
     6.10 Law Applicable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.11 Legal Effects. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

                                    2

     6.12 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.13 Parties In Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.14 Reasonableness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.15 Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.16 Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.17 Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     6.18 Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     6.19 Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     6.20 Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     6.21 Word Usage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     6.22 Retention of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .8

7:   SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

EXHIBIT A - Addendum to Security Doc.

--------------------------------------------------------------------------------

2:   PROPERTY.  The Property in the Vacation Ownership Plan consists of unencumbered real or personal Property owned or leased by the Club, and (a) as to real property, which is specifically covered by a recorded Declaration of
Vacation Ownership Plan (Epic Vacation Club -          ), or (b) as to personal
property, which is covered by a filed notice substantially similar to or incorporating by reference a recorded Declaration.

     2.1 TRANSFER. Each Property purchased, contracted for or leased by Declarant shall be entirely transferred to Club by Grant or Warranty Deed or Lease or Assignment of Lease, either directly from Declarant's seller or lessor or from Declarant, pursuant to the Vacation Ownership Plan, subject only to the Declaration, the Master Governing Documents, and the consideration owed to Declarant as described below.

     2.2 FUTURE PHASES. Declarant shall have the exclusive right to add an unlimited amount of additional Property to the Vacation Plan under Article 9 of the Declaration. But nothing contained in this Agreement or in any other instrument shall obligate Declarant to acquire and transfer or direct transfer to Club future additions of Property. With each transfer of Property to Club, this Agreement shall be deemed amended to include such Property, and the security for Club's obligations under this Agreement shall be provided or amended as required by Section 4 below.

     2.3 CLUB. Club shall have no right to encumber, transfer, pledge, hypothecate or assign legal or equitable title or a leasehold interest in the Property or any portion thereof during the term of this Agreement, without the prior reasonable written consent of Declarant. Club shall not commit or allow to be committed any waste upon the Property.

     2.4 RIGHT OF ENTRY. Club hereby grants Declarant an easement to enter upon the Property or any portion thereof for the purpose of inspection, furnishing, improvement and/or sales and marketing subject to the limitations set forth in Sections 4.6 and 7 of the Declaration.

3:   CONSIDERATION.  Club and its Members and successors shall be obligated to
Declarant, as consideration for transfer of the Property, as follows:

     3.1 DECLARATION. Club agrees to join in the Declaration, as legal owner or ultimate lessee of the Property.

     3.2 EXCLUSIVE MARKETING RIGHTS. Declarant is hereby granted an Exclusive Right to Sell Memberships in Club and the exclusive right to the proceeds from the sales of Memberships allocated to each Property. Declarant shall have the right and power to sell or arrange for the sale of Memberships subject to licensing and land sales regulation requirements of jurisdictions in which Memberships are to be sold. All sales, marketing, licensing and regulatory compliance shall be performed solely at the expense of Declarant while and to the extent Declarant is entitled to the proceeds of sale. The exclusive right to sell granted to Declarant relating to sales of Memberships on behalf of Club does not affect or limit the rights of Members or other holders of Memberships that are in good standing to transfer or resell their Memberships as allowed in the Governing Documents or any other agreements between Members, Declarant and Club.

     3.3 PROCEEDS OF SALE. Declarant shall be entitled to the entire gross proceeds from the sales of Memberships, subject only to such impounds or other security arrangements as are required or reasonably necessary to secure payment of installments of rent or purchase price under a lease or purchase agreement, promissory note and/or deed of trust (any of which must include suitable nondisturbance covenants) from Declarant or Club to its seller or lessor. The proceeds from the sale of Memberships foreclosed upon by Club because of a default by a Member under an obligation to Club shall accrue to Declarant's benefit but shall first be subject to such amounts as are owed to Club pursuant to such Memberships, and Declarant shall bear the costs of sale. Club acknowledges the validity of the security interests in the Memberships which are granted to Declarant in Membership Contracts entered into by Declarant with purchasers of Memberships from Club or from Declarant.

     3.4 BONUS USE. Net proceeds from Bonus Use fees shall accrue to the benefit of Club. The Bonus Use fee must bear a reasonable relationship to the actual cost of the use, and shall in no event exceed an amount equal to seven percent (7%) of the then current price of Points required for concurrent occupancy.

     3.5 MEMBERSHIP CONTRACTS. As long as there is an unpaid balance of the purchase price for a Membership owing under a contract evidencing the obligation of the purchaser of a Membership to pay such purchase price ("Membership Contract"), Club will not exercise any authority it may have under that Membership Contract or the Governing Documents to either terminate the contract or relieve any person of the person's obligations under the contract without the consent of Declarant and, if applicable, the assignee of Declarant's rights under the Membership Contract, provided that such consent shall not be unreasonably withheld or conditioned upon any payment from the Club.

4:   SECURITY.  This Agreement shall be secured by a recorded mortgage, deed of trust, memorandum of lease, or assignment of lease ("Security Document") which shall contain a nondisturbance clause, a subordination clause and other clauses, all substantially as set forth on Exhibit A attached hereto, and which shall be recorded immediately following recordation of (a) the Deed or Lease evidencing the transfer to the Club, and (b) the Declaration. Any security interest for the payment of the purchase price obtained by Club upon the sale of Memberships shall be assigned to Declarant.
 The Security Document at each Property shall run in favor of Declarant or a subsidiary or affiliate of Declarant, as defined in the Declaration.

5:   ACQUISITION OF PROPERTY.  If Declarant or any other person ("Acquiring
Party") acquires the Property or any portion thereof or interest therein through foreclosure, deed in lieu of foreclosure or any other means, by, through or under this Agreement or any Security Document ("Property Transfer Events"):

     5.1 NONDISTURBANCE. The Acquiring Party shall not disturb or impair the use rights, interests and recreation benefits, with respect to the Property so acquired, of Club Members who are not in default under their purchase obligations and their obligations to the Club pertaining to the Property or any portion thereof, as described in the Declaration and the Governing Documents including, without limitation, Club Members who timely cure defaults which arise before or after a Property Transfer Event. Without limiting the foregoing, the term "Club Members" shall mean and include those persons or entities who acquired Memberships in any way, including for example and without limitation, parties who purchased Memberships (a) directly from the Club or the Declarant,
(b) from a holder of a Membership Contract who acquired title to the Membership through foreclosure, conveyance in lieu of foreclosure, or other means pursuant to rights of the holder under the Membership Contract ("Membership Transfer Event"), (c) in a Membership Transfer Event, or (d) from any other purchaser who acquired title in a Membership Transfer Event.

     5.2 NOT LOST TO USE. The Property so acquired shall not be considered "lost to use" for purposes of Section 4.4(c) of the Declaration.

     5.3 TENANCY. The Acquiring Party shall honor all obligations of Club as tenant under any valid and existing lease for the Property to the same extent as if the Club were still the tenant.

     5.4 REPLACEMENT PROCEEDS. Condemnation and/or damage insurance proceeds shall be divided between the Acquiring Party and the Club as provided in the Declaration notwithstanding anything in this Agreement or any Security Document to the contrary, as though the Acquiring Party were the Declarant with respect to the Property.

     5.5 SUBORDINATION. The interest of the Acquiring Party will be subject and subordinate to the Declaration.

6:   GENERAL PROVISIONS.

     6.1 AGENCY. Nothing in this Agreement shall constitute a partnership between, or joint venture by, the parties hereto, or constitute either party the employee of the other.

     6.2 AMENDMENT. No supplement, modification or amendment of this Agreement shall be established by course of dealing or by any method except in a writing executed by each of the parties.

     6.3 ARBITRATION OF DISPUTES. Any controversy or claim arising out of or relating to this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration under Club Bylaw 9.6.

     6.4 ASSIGNMENT. This Agreement is personal between or among the parties, and neither party may sell, assign, transfer, or hypothecate any rights or interests created under this Agreement without the express written consent of the other party, except Declarant can assign its role as Declarant under the Vacation Plan, whether partially or entirely.

     6.5 ATTORNEYS' FEES. Should any action or proceeding be commenced between the parties hereto concerning this Agreement or their rights and duties hereunder, the party prevailing in such action or proceeding shall be entitled to reasonable attorneys' fees and costs in such action or proceeding which shall be determined by the court or arbitrator.

     6.6 ENTIRE AGREEMENT. This Agreement and all documents executed contemporaneously herewith and/or specifically referred to herein, such as the Governing Documents, constitute the complete, exclusive and final expression of the agreement between the parties pertaining to the subject matter contained in it; it supersedes all prior and contemporaneous agreements, representations, and understandings of the parties; and it may not be contradicted by evidence of any prior or contemporaneous agreement. No extrinsic evidence whatsoever may be introduced in any proceeding concerning the terms of this Agreement.

     6.7 FURTHER ASSURANCES. The parties hereto agree to perform any further acts and to execute and deliver any further documents which may be necessary or appropriate to carry out the purposes of this Agreement.

     6.8 HEADINGS. The paragraph or section headings or titles in this Agreement are for convenience and reference only and do not in any way modify, interpret, or construe the intent of the parties or affect any of the provisions of this Agreement.

     6.9 HOLD HARMLESS AND INDEMNITY. Each of the parties agrees to hold the other party harmless and indemnify the other party from and against any and all loss, cost, damage or liability which the other party may incur or sustain as a result of any action by such party or any breach by such party of any warranty or representation contained in this Agreement, or for any misrepresentation or material omission in the representations herein, or for any violation of any applicable law, ordinance or regulation, whether by neglect or willful act and whether by a party or its agents, contractors, or employees. Such indemnification shall include, among other costs, attorneys' fees and costs of appeal, settlement or defense, and the obligation to undertake or assume the defense of any claim.

     6.10 LAW APPLICABLE. This Agreement and its interpretation, construction, and enforcement, shall be governed by the laws of the State of Delaware, except the enforcement of the security interest against a Resort shall be governed by the laws of the state where the Resort is located.

     6.11 LEGAL EFFECTS. No representation, warranty or recommendation is made by any party or his respective agent or attorney regarding the legal sufficiency or effect or tax consequences of any transaction contemplated under this Agreement to any individual or specific entity, and each party acknowledges it has been advised to submit this Agreement to independent legal counsel before signing it. There shall be no presumption in favor of or against any party with regard to which party arranged for initial drafting of this Agreement.

     6.12 NOTICES. Any notice required or desired to be given hereunder shall be deemed given if personally delivered, or ninety-six (96) hours after mailing (first class postage prepaid, return receipt requested), to the parties at the following addresses, or at such other addresses as may be given by proper notice:

          6.12(a)   DECLARANT: EPIC RESORTS, LLC, a Delaware limited liability company, 1150 First Avenue, Suite 900, King of Prussia, PA, 19406; Facsimile Transmission No. 610-992-1590.

          WITH A COPY TO: JOHN ROGERS BURK, A LAW CORPORATION, 2140 Professional Drive, Suite 120, Roseville, California 95661; Facsimile Transmission No. 916-784-7075.

          6.12(b)   CLUB: EPIC VACATION CLUB, a Delaware nonprofit corporation,
1150 First Avenue, Suite 900, King of Prussia, PA, 19406; Facsimile Transmission No. 610-992-1590.

     6.13 PARTIES IN INTEREST.  Unless specifically otherwise provided herein,
(a) nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto; (b) nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement; and (c) nothing herein shall give any third person any right of subrogation or action over or against any party to this Agreement.

     6.14 REASONABLENESS. The parties recognize that this Agreement contains conditions, covenants, and time limitations that are reasonably required for the protection of the business of the parties or a particular party. If any limitation, covenant or condition shall be deemed to be unreasonable and unenforceable by a court or arbitrator of competent jurisdiction, then this Agreement shall thereupon be deemed to be amended to provide for modification of such limitation, covenant and/or condition to such extent as the court or arbitrator shall find to be reasonable.

     6.15 RECORDS. Each party shall maintain books and records containing all transactions in furtherance of this Agreement. Such books and records shall be maintained in accordance with usual accounting methods. Either party shall have the right, during normal business hours and upon reasonable notice, to examine the books and records of the other party relating to this Agreement.

     6.16 SEVERABILITY. If any provision of this Agreement is held to be unenforceable, invalid or illegal by any arbitrator or court of competent jurisdiction, such shall not affect the remainder of this Agreement.

     6.17 SUCCESSORS. Subject to the paragraph regarding Assignment, this Agreement shall be binding upon and benefit the heirs, legal representatives, successors, and assigns of the parties, whether under this Agreement or by acquiring an interest in the Project.

     6.18 SURVIVAL. All covenants and warranties hereunder shall survive the recording of any document and the final payment hereunder, and some provisions shall survive termination or expiration of this Agreement for a reasonable time or for the specified time if necessary to carry out their reasonably intended effect.

     6.19 TIME. Time is of the essence of this Agreement, and any breach of a time covenant or condition hereunder shall be deemed a material breach of this Agreement or failure of condition. However, if any date or time referred to herein shall fall on Saturday, Sunday, or a legal holiday, the date or time shall be extended to the next regular business day.

     6.20 WAIVER. No waiver of enforcement or breach of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the person making the waiver.

     6.21 WORD USAGE. Unless the context clearly otherwise requires, (a) the plural and singular numbers or the masculine, feminine and neuter genders shall each be deemed to include the others; (b) "shall", "will", or "agrees" are mandatory, and "may" is permissive; (c) "or" is not exclusive; and (d) "including" or "such as" is not limiting.

     6.22 RETENTION OF AGREEMENT. Signed copies of this Agreement shall be retained by each party for three (3) years from date of termination hereof.

7:   SIGNATURES.  The individuals applying their signatures to this Agreement warrant that they are signing in a representative capacity for a person or entity whose name is set forth immediately above their signature, and that they have been expressly authorized to sign the Agreement on behalf of such person or entity.

Dated:         , 1998                   Dated:         , 1998
      ---------                               ---------

DECLARANT:                              CLUB:

EPIC RESORTS, LLC, a                    EPIC VACATION CLUB, a
Delaware limited liability company      Delaware nonprofit corporation


By                                      By
   -----------------------------           ----------------------------------
     Thomas F. Flatley, Manager                Thomas F. Flatley, President

[1] trustor; mortgagor; lessee; sublessee
[2] beneficiary; mortgagee; lessor; sublessor


                           ADDENDUM TO SECURITY DOCUMENT


     This Security is given by [1] to secure [1]'s obligations to [2] under that certain "Epic Vacation Club Vacation Plan Agreement" dated ___________, 1998 by and between [1] as "Club" and [2] as "Declarant," and as the same may be amended. Said Agreement provides, among other things, that Declarant (a) has an exclusive right to sell Memberships in Club on behalf of Club, and (b) shall receive the entire gross proceeds from Declarant's sales of Memberships in Club.

ACQUISITION OF PROPERTY. If Declarant or any other person (an "Acquiring Party") acquires the Property or any portion thereof or interest therein through foreclosure, deed in lieu of foreclosure, termination of lease or other means by, through or under this Security Document ("Property Transfer Events"):

     1. NONDISTURBANCE. The Acquiring Party shall not disturb or impair the use rights, interests and recreation benefits, with respect to the Property so acquired, of Club Members who are not in default under their purchase obligations and their obligations to the Club pertaining to the Property or any portion thereof, as described in the Declaration and the Governing Documents, including, without limitation, Club Members who timely cure defaults which arise before or after a Property Transfer Event. Without limiting the foregoing, the term "Club Members" shall mean and include those persons or entities who acquired Memberships in any way, including for example and without limitation, parties who purchased Memberships (a) directly from the Club or the Declarant, (b) from a holder of a Membership Contract evidencing the obligation of a purchaser of a Membership to pay the balance of the purchase price for that Membership (a "Membership Contract") who acquired title to the Membership through foreclosure, conveyance in lieu of foreclosure, or other means pursuant to rights of the holder under the Membership Contract ("Membership Transfer Event"), (c) in a Membership Transfer Event, or (d) from any other purchaser who acquired title in a Membership Transfer Event.

     2. NOT LOST TO USE. The Property so acquired shall not be considered "lost to use" for purposes of Section 4.4(c) of the Declaration.

     3. TENANCY. The Acquiring Party shall honor all obligations of Club as tenant under any valid and existing lease for the Property to the same extent as if the Club were still the tenant.

     4. REPLACEMENT PROCEEDS. Condemnation and/or damage insurance proceeds shall be divided between the Acquiring Party and the Club as provided in the Declaration notwithstanding anything in this Agreement or any Security Document to the contrary, as though the Acquiring Party were the Declarant with respect to the Property.

                                    EXHIBIT A TO
                              VACATION PLAN AGREEMENT

     5. SUBORDINATION. The interest of the Acquiring Party will be subject and subordinate to the "Declaration of Vacation Ownership Plan (Epic Resorts
- __________)" dated __________, 19__ and recorded __________, 19___ in
Volume ______ at Page ____, Document No. __________, Official Records, ____________ County, ______________ ("Declaration").

Dated:         , 19    .                Dated:         , 19    .
      ---------    ---                         --------     ---

DECLARANT:                              CLUB:

EPIC RESORTS, LLC a                     EPIC VACATION CLUB, a
Delaware limited liability company      Delaware nonprofit corporation



By                                      By
   ------------------------------         ------------------------------------
     Thomas F. Flatley, President             Thomas F. Flatley, Secretary


State of ____________    )
                         ) ss.
County of ___________    )


On ______________ before me ___________, a Notary Public, personally appeared THOMAS F. FLATLEY,
[Check one]:
     [ ] personally known to me
     [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


Signature
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                                                            [seal]






                                    EXHIBIT A TO
                              VACATION PLAN AGREEMENT

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